Exhibit 10.3


                     SECOND AMENDMENT AND WAIVER TO THE
                THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                -------------------------------------------

                  SECOND AMENDMENT AND WAIVER dated as of April 12, 2002 (this "Amendment") with respect to the Third Amended and Restated Credit Agreement dated January 24, 2002 (as amended, the "Credit Agreement") by and among Consoltex Holdings, Inc., Consoltex Inc., Consoltex Mexico, S.A., de C.V., Consoltex (USA) Inc., Consoltex International Inc., LINQ Industrial Fabrics, Inc. and Rafytek, S.A. de C.V., as Borrowers (collectively, the "Borrowers"), the lenders party thereto (the "Lenders"), National Bank of Canada and Bank of America, N.A., as agents (the "Agents").

                            W I T N E S S E T H:
                            - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, certain Events of Default may have occurred and be continuing; and

                  WHEREAS, the Borrowers have requested that the Agents and the Lenders (i) waive certain Events of Default that may have occurred and be continuing and (ii) amend the Credit Agreement as set forth herein, and the Agents and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                 ARTICLE I
                                DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement, and the following term shall have the following meaning:

                  "Specified Event of Default": any Event of Default that may have arisen in respect of Section 2.2(b) of the Credit Agreement at any time prior to the effective date of this Amendment.

                                 ARTICLE II
                                   WAIVER

                  Subject to the terms and conditions of this Amendment, the Agents and the Lenders hereby agree to waive the Specified Event of Default.

                                ARTICLE III
                                 AMENDMENT

                  Section 3.1. Amendment to Section 1.1 (Definitions). (a)
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Overadvance Period" and inserting in lieu thereof the following:

                  "Overadvance Period" means, individually, each period of time from (i) the Closing Date to and including the earlier to occur of (A) May 25, 2002 or (B) the date on which an Authorized Representative of the Borrowers delivers to the Agents the Borrowing Base Certificate for the month ended April 30, 2002 and
         (ii) January 1, 2003 to and including March 31, 2003.

                                 ARTICLE IV
                               EFFECTIVE DATE

                  Section 4.1 Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the U.S. Agent of (i) counterparts of this Amendment, duly executed and delivered by the Borrowers, the Guarantors, the Agents and the Lenders and (ii) payment in full in cash of the invoiced and unpaid fees and expenses of the Agents' professionals.

                                 ARTICLE V
                               INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrowers, the Guarantors, the Agents and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default (other than the Specified Event of Default) or of any rights, powers, privileges or remedies that the Agents or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                 ARTICLE VI
                               MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default (other than the Specified Event of Default) has occurred and is continuing, and (b) all representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 6.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agents on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

                  Section 6.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  Section 6.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers and the Guarantors acknowledge that the Agents and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default (other than the Specified Event of Default).

                  Section 6.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind.

                  Section 6.7. Waiver. The Borrowers and the Guarantors hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agents, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Credit Document and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Credit Document and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section 6.7 shall not apply to any such matters of which the Borrowers and the Guarantors are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                               CONSOLTEX HOLDINGS, INC., as Borrower and
                               Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: President, COO & CFO


                               CONSOLTEX  INC., as Borrower and Guarantor



                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: V.P. Strategic Planning


                               CONSOLTEX MEXICO, S.A. de C.V., as Borrower and Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: Director



                               CONSOLTEX (USA) INC., as Borrower and Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: President, COO & CFO


                               CONSOLTEX INTERNATIONAL, INC., as Borrower and Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: V.P. Strategic Planning


                               LINQ INDUSTRIAL FABRICS, INC., as Borrower and Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: V.P. Strategic Planning


                               RAFYTEK, S.A. de C.V., as Borrower and Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: Director



                               RAFYTICA, S.A., as Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: Director


                               ROYALTON MEXICANA, S.A. de C.V. , as Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: Director


                               ROYALTON de MEXICO, S.A. de C.V. , as Guarantor


                               By: /s/Paul J. Bamatter
                                   --------------------------------------------
                                   Title: Director


                               NATIONAL BANK OF CANADA, as Canadian Agent and Lender


                               By: /s/Dana Ades
                                   --------------------------------------------
                                   Title: Vice-President Special Loans and
                                   Real Estate

                                   /s/Benoit Blais
                                   --------------------------------------------
                                   Senior Manager


                               BANK OF AMERICA, N.A., as U.S. Agent


                               By: /s/ Chareles D. Graber
                                   --------------------------------------------
                                   Title: Vice President


                               BANK OF AMERICA, N.A., as Lender


                               By: /s/ Peter R. Brach
                                   --------------------------------------------
                                   Title: Principal


                               THE BANK OF NOVA SCOTIA, as a Lender


                               By: /s/David Smiles
                                   --------------------------------------------
                                   Title: Director


                               FLEET BUSINESS CREDIT, LLC, as a Lender


                               By: /s/ Roland J. Robinson
                                   --------------------------------------------
                                   Title: Vice President


                               GMAC BUSINESS CREDIT LLC, as a Lender


                               By: /s/ Joseph  Skaferowsky
                                   --------------------------------------------
                                   Title: Director